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                                                                   Exhibit 23.01

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 1, 1996, which appears on page F-2 of Optika Imaging Systems, Inc.'s Registration Statement on Form S-1, as amended (No. 333-04309).


/s/ Price Waterhouse LLP
- ------------------------
    Price Waterhouse LLP

Boulder, Colorado
August 20, 1996